EXHIBIT 99.1
                                 ------------

                Computational Materials and/or ABS Term Sheet.

cwhl05-15 - Price/Yield - A4

Morgan Stanley


Balance              $30,000,000.00     Delay           24               WAC           6.03383          WAM                    360
Coupon               5.1                Dated           6/1/2005         NET           5.82342          WALA                     0
Settle               6/24/2005          First Payment   7/25/2005

Price                100 PSA            200 PSA         300 PSA         400 PSA        500 PSA         600 PSA
                                  Yield           Yield           Yield          Yield           Yield          Yield
               96-28               5.37            5.39            5.42           5.53            5.77           5.88
               97-00               5.36            5.38            5.41           5.51            5.74           5.84
               97-04               5.35            5.37            5.40           5.50            5.71           5.81
               97-08               5.34            5.36            5.39           5.48            5.68           5.78
               97-12               5.33            5.35            5.38           5.46            5.66           5.74
               97-16               5.32            5.34            5.36           5.44            5.63           5.71
               97-20               5.31            5.32            5.35           5.43            5.60           5.68
               97-24               5.30            5.31            5.34           5.41            5.57           5.65
               97-28               5.29            5.30            5.33           5.39            5.55           5.61
               98-00               5.28            5.29            5.31           5.38            5.52           5.58
               98-04               5.27            5.28            5.30           5.36            5.49           5.55

                 WAL              24.28           20.56           16.08          10.36            5.41           4.50
    Principal Window      Jul08 - Jun35   Jul08 - Jun35   Jul08 - Jun35  Jul08 - Jun35   Jul08 - Oct11  Jul08 - Apr10

              Prepay            100 PSA         200 PSA         300 PSA        400 PSA         500 PSA        600 PSA




Price                700 PSA         800 PSA
                               Yield           Yield
               96-28            5.96            6.04
               97-00            5.92            6.00
               97-04            5.89            5.96
               97-08            5.85            5.92
               97-12            5.81            5.88
               97-16            5.78            5.84
               97-20            5.74            5.80
               97-24            5.71            5.76
               97-28            5.67            5.72
               98-00            5.63            5.68
               98-04            5.60            5.64

                 WAL            3.97            3.56
    Principal Window   Jul08 - Sep09   Jul08 - Apr09

              Prepay         700 PSA         800 PSA





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